Optima Strategic Credit Fund
Schedule of Investments
November 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 4.2%	Shares		Value
iShares iBoxx $ High Yield Corporate Bond ETF	20,000		$1,619,800
TOTAL EXCHANGE TRADED FUNDS (Cost $1,588,646)			1,619,800

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 77.8%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.91% (a)(b)	29,659,193		29,659,193
TOTAL MONEY MARKET FUNDS (Cost $29,659,193)			29,659,193

TOTAL INVESTMENTS - 82.0% (Cost $31,247,839)			31,278,993
Other Assets in Excess of Liabilities - 18.0%		0.17965	6,849,714
TOTAL NET ASSETS - 100.0%			$38,128,707

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Optima Strategic Credit Fund
Schedule of Credit Default Swap Contracts
November 30, 2025 (Unaudited)

Reference Obligation *	Financing Rate Received (Paid)	Payment Frequency	Rating of Reference Entity	Maturity Date	Notional Amount (b)	Value (c)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Sell Protection (a):
MARKIT CDX North American High Yield (Series #45)	5.00%	Quarterly	B/BB(d)	12/20/2030	$35,000,000	$2,911,921	$2,575,260	$336,661
	0.000%					$2,911,921	$2,575,260	$336,661

* Centrally cleared swap.

The Fund has recorded an asset of $40,771 as of November 30, 2025 related to the current day's variation margin related to these contracts.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Rating provided by Markit

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Optima Strategic Credit Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$1,619,800	$–	$–	$1,619,800
Money Market Funds	29,659,193	–	–	29,659,193
Total Investments	$31,278,993	$–	$–	$31,278,993

Other Financial Instruments:
Credit Default Swaps*	$–	$336,661	$–	$336,661
Total Other Financial Instruments	$–	$336,661	$–	$336,661

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of November 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.